Exhibit No. 99

1. General Pool Characteristics

Pool Size: $228,344,355.93

Total Orig. Bal.: $228,489,921.88

Loan Count: 462

Cutoff Date: 2005-08-01

Avg. Cut-Off Balance: $494,251.85

Avg. Orig. Balance: $494,566.93

% Conforming: 0.00%

W.A. FICO: 757

W.A. Orig. LTV: 67.06%

W.A. Cut-Off LTV: 67.01%

Earliest Orig. Date: 2003-06-01

Latest Maturity Date: 2035-08-01

W.A. Gross Coupon: 5.7864%

W.A. Servicing Fee: 0.2500%

W.A. Net Coupon: 5.5269%

W.A. Pass-Through Rate:

W.A. Orig. Term: 356.7 months

W.A. Rem. Term: 356.2 months

W.A. Age: 0.5 months

% OLTV over 80: 1.26%

% OLTV over 95: 0.00%

% OLTV over 100: 0.00%

% with PMI: 1.26%

W.A. MI Coverage: 20.84%

W.A. MI Adjusted COLTV: 66.78%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% with Buy Downs: 0.18%

% Balloon: 0.00%

Max. Zipcode Conc.: 0.98%

2. Original Balance

Original Balance	Percent
350,001 - 400,000	15.71%
400,001 - 450,000	19.87
450,001 - 500,000	20.58
500,001 - 550,000	13.69
550,001 - 600,000	10.53
600,001 - 650,000	8.53
650,001 - 700,000	3.62
700,001 - 750,000	3.16
750,001 - 800,000	0.69
800,001 - 850,000	0.37
850,001 - 900,000	1.55
950,001 - 1,000,000	1.71

Total:	100.00%

Average: $494,566.93

Lowest: $359,651.00

Highest: $1,000,000.00

3. Product Type

Product Type	Percent
30YR	100.00%

Total:	100.00%

4. Lien Position

Lien Position	Percent
1	100.00%

Total:	100.00%

5. Cut-Off Balance

Cut-Off Balance	Percent
350,001 - 400,000	15.88%
400,001 - 450,000	19.69
450,001 - 500,000	20.58
500,001 - 550,000	13.69
550,001 - 600,000	10.53
600,001 - 650,000	8.53
650,001 - 700,000	3.62
700,001 - 750,000	3.16
750,001 - 800,000	0.69
800,001 - 850,000	0.37
850,001 - 900,000	1.55
950,001 - 1,000,000	1.71

Total:	100.00%

Average: $494,251.85

Lowest: $359,651.00

Highest: $1,000,000.00

6. Coupon

Coupon	Percent
5.000	0.22%
5.125	0.65
5.250	0.60
5.375	2.61
5.500	7.13
5.625	15.10
5.750	31.25
5.875	22.45
6.000	13.76
6.125	3.61
6.250	2.05
6.375	0.23
6.875	0.16
7.000	0.18

Total:	100.00%

W.A.: 5.786

Lowest: 5.000

Highest: 7.000

7. Credit Score

Credit Score	Percent
800 - 849	10.27%
750 - 799	56.11
700 - 749	23.08
650 - 699	8.22
600 - 649	2.33

Total:	100.00%

W.A.: 757

Lowest: 632

Highest: 821

8. Index

Index	Percent
FIX	100.00%

Total:	100.00%

9. Loan Purpose

Loan Purpose	Percent
Purchase	47.26%
Refinance-Rate/Term	27.85
Refinance-Cashout	24.90

Total:	100.00%

10. Property Type

Property Type	Percent
SFR	76.92%
PUD Detach	14.94
Condo - Low	5.40
PUD Attach	1.48
Condo - High	1.05
2-Family	0.21

Total:	100.00%

11. State

State	Percent
California	46.56%
Florida	11.16
Virginia	7.71
Maryland	5.75
New Jersey	3.12
Other	25.70

Total:	100.00%

12. California

California	Percent
Northern	51.59%
Southern	48.41

Total:	100.00%

13. Zip Code

Zip Code	Percent
94403	0.98%
94019	0.87
92253	0.80
63131	0.74
22207	0.74
Other	95.86

Total:	100.00%

14. Occupancy Status

Occupancy Status	Percent
Primary	94.17%
Secondary	5.83

Total:	100.00%

15. Buy Down

Buy Down	Percent
N	99.82%
Y	0.18

Total:	100.00%

16. Documentation

Documentation	Percent
Reduced	81.79%
Standard	12.63
Rapid	4.98
All Ready Home	0.60

Total:	100.00%

17. Original LTV

Original LTV	Percent
20.01 - 25.00	1.27%
25.01 - 30.00	1.08
30.01 - 35.00	1.40
35.01 - 40.00	1.49
40.01 - 45.00	3.36
45.01 - 50.00	4.26
50.01 - 55.00	6.99
55.01 - 60.00	7.98
60.01 - 65.00	8.80
65.01 - 70.00	14.26
70.01 - 75.00	10.86
75.01 - 80.00	37.00
80.01 - 85.00	0.40
85.01 - 90.00	0.86

Total:	100.00%

W.A.: 67.06%

Lowest: 21.33%

Highest: 90.00%

18. Cut-Off LTV

Cut-Off LTV	Percent
20.01 - 25.00	1.27%
25.01 - 30.00	1.08
30.01 - 35.00	1.40
35.01 - 40.00	1.49
40.01 - 45.00	3.53
45.01 - 50.00	4.08
50.01 - 55.00	6.99
55.01 - 60.00	7.98
60.01 - 65.00	8.80
65.01 - 70.00	14.26
70.01 - 75.00	10.86
75.01 - 80.00	37.00
80.01 - 85.00	0.40
85.01 - 90.00	0.86

Total:	100.00%

W.A.: 67.01%

Lowest: 21.31%

Highest: 90.00%

19. MI Provider

MI Provider	Percent
NONE	98.74%
PMIC	0.36
RGIC	0.58
RMIC	0.16
UGRIC	0.16

Total:	100.00%

20. Appraisal Method

Appraisal Method	Percent
2055E	2.00%
2055IE	4.04
FULL	93.97

Total:	100.00%

21. Delinquency*

Delinquency*	Percent
0-29 days	100.00%

Total:	100.00%

*	OTS method

22. Original Term

Original Term	Percent
240	1.92%
300	1.62
360	96.46

Total:	100.00%

W.A.: 356.7 months

Lowest: 240 months

Highest: 360 months

23. Cut-Off Remaining Term

Cut-Off Remaining Term	Percent
235 - 240	1.92%
295 - 300	1.62
355 - 360	96.46

Total:	100.00%

W.A.: 356.2 months

Lowest: 239 months

Highest: 360 months

24. Cut-Off Loan Age

Cut-Off Loan Age	Percent
0	50.86%
1 - 6	49.14

Total:	100.00%

W.A.: 0.5 months

Lowest: 0 months

Highest: 4 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

BoAMS 2005-8

Detailed Strats

1. Original Balance

Original Balance	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
300,001 - 400,000	93	$35,866,320	15.71%	66.86%	1.18%	90.00%	752	640	18.20%	96.71%	33.43%	94.73%	$385,908	1
400,001 - 500,000	204	92,349,182	40.44	66.03	0.12	90.00	758	632	14.54	92.49	30.04	92.97	453,018	1
500,001 - 600,000	101	55,304,773	24.22	69.27	0.12	83.58	753	636	14.94	93.01	19.83	90.22	547,896	1
600,001 - 700,000	43	27,734,138	12.15	67.92	0.00	80.00	759	639	2.25	97.77	11.45	97.48	645,386	1
700,001 - 800,000	12	8,788,926	3.85	64.31	0.00	80.00	753	707	0.00	91.81	33.87	91.93	732,658	0
800,001 - 900,000	5	4,388,020	1.92	71.60	0.00	80.00	787	747	0.00	100.00	0.00	100.00	877,980	0
900,001 - 1,000,000	4	3,912,998	1.71	56.67	0.00	80.00	781	752	0.00	100.00	0.00	100.00	978,500	0

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

Average: $494,566.93

Lowest: $359,651.00

Highest: $1,000,000.00

2. Coupon

Coupon	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
4.501 - 5.000	1	$510,000	0.22%	57.95%	0.00%	57.95%	793	793	0.00%	100.00%	0.00%	100.00%	$510,000	0
5.001 - 5.500	49	25,103,455	10.99	68.54	0.61	90.00	761	636	8.14	94.11	21.62	93.96	512,627	1
5.501 - 6.000	381	188,526,783	82.56	66.70	0.14	90.00	756	632	10.60	94.28	22.72	94.14	495,143	1
6.001 - 6.500	29	13,439,618	5.89	69.01	0.69	90.00	752	642	47.98	92.13	63.92	83.06	463,692	1
6.501 - 7.000	2	764,500	0.33	76.90	11.92	90.00	724	719	47.68	100.00	0.00	52.32	382,250	0

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

W.A.: 5.786

Lowest: 5.000

Highest: 7.000

3. Credit Score

Credit Score	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
800 - 849	42	$23,456,341	10.27%	66.02%	0.00%	80.00%	807	800	2.13%	86.49%	10.01%	87.81%	$558,807	1
750 - 799	262	128,118,892	56.11	67.50	0.32	90.00	775	750	6.48	94.20	19.56	94.49	489,304	1
700 - 749	107	52,699,019	23.08	67.14	0.35	90.00	727	700	10.67	95.87	29.23	91.91	492,859	1
650 - 699	40	18,760,792	8.22	63.79	0.00	80.00	681	655	48.59	97.12	57.56	97.12	469,267	0
600 - 649	11	5,309,312	2.33	71.68	0.00	80.00	641	632	100.00	100.00	61.00	90.82	483,245	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

W.A.: 757

Lowest: 632

Highest: 821

4. Index

Index	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
FIX	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

5. Loan Purpose

Loan Purpose	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Purchase	217	$107,904,132	47.26%	73.70%	0.56%	90.00%	769	680	1.67%	90.37%	0.00%	91.42%	$497,581	1
Refinance-Rate/Term	124	63,586,950	27.85	58.92	0.00	80.00	751	639	12.74	97.92	0.00	92.96	513,125	0
Refinance-Cashout	121	56,853,274	24.90	63.53	0.00	80.00	738	632	33.32	97.17	100.00	97.42	470,144	0

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

6. Property Type

Property Type	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
SFR	355	$175,649,735	76.92%	65.75%	0.18%	90.00%	756	632	13.77%	96.14%	27.61%	100.00%	$495,112	1
PUD Detach	69	34,116,201	14.94	70.24	0.00	80.00	758	640	8.27	93.10	20.18	100.00	494,717	1
Condominium	30	14,723,482	6.45	72.75	1.25	90.00	759	642	9.18	71.59	6.71	0.00	491,122	1
PUD Attach	7	3,374,939	1.48	76.87	2.80	90.00	764	684	0.00	100.00	0.00	100.00	482,286	0
2-Family	1	480,000	0.21	75.59	0.00	75.59	786	786	100.00	100.00	100.00	0.00	480,000	0

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

7. Occupancy Status

Occupancy Status	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
Primary	435	$215,025,815	94.17%	66.78%	0.28%	90.00%	755	632	12.92%	100.00%	25.69%	94.87%	$494,618	1
Secondary	27	13,318,541	5.83	71.43	0.00	80.00	774	697	7.94	0.00	12.07	68.60	493,740	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

8. State

State	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
California	212	$106,314,561	46.56%	62.31%	0.04%	83.72%	758	632	13.85%	95.77%	30.10%	92.51%	$501,741	0
Florida	52	25,490,898	11.16	68.74	0.63	90.00	753	639	11.68	84.56	18.61	85.48	490,622	1
Virginia	36	17,612,864	7.71	70.49	0.54	90.00	757	641	7.53	100.00	31.18	100.00	489,676	1
Maryland	28	13,122,001	5.75	71.97	0.00	80.00	756	649	15.60	100.00	23.00	94.67	468,981	1
New Jersey	15	7,118,055	3.12	65.53	1.28	90.00	746	637	17.92	100.00	24.60	94.88	474,908	1
Texas	13	6,460,959	2.83	70.94	0.00	80.00	771	723	8.19	93.19	0.00	100.00	497,341	1
Washington	14	5,938,846	2.60	68.20	0.00	80.00	742	640	20.81	90.92	13.12	90.92	424,504	1
Missouri	10	5,153,818	2.26	75.11	0.00	80.00	756	686	11.41	100.00	19.94	100.00	515,602	0
Nevada	10	4,633,422	2.03	72.24	0.00	80.00	761	656	22.01	91.06	30.77	100.00	463,661	1
District of Columbia	5	3,834,057	1.68	69.56	0.00	80.00	774	724	0.00	100.00	0.00	100.00	767,140	0
New York	8	3,779,371	1.66	77.06	0.00	80.00	756	642	12.90	100.00	33.31	87.10	472,597	0
Georgia	8	3,590,389	1.57	74.05	3.07	90.00	758	678	12.80	100.00	12.80	100.00	449,181	1
Arizona	7	3,255,571	1.43	72.92	0.00	80.00	726	636	31.57	85.87	51.14	100.00	465,414	1
Massachusetts	6	2,920,225	1.28	72.51	0.00	80.00	736	680	0.00	81.14	0.00	65.05	487,065	1
Illinois	5	2,840,891	1.24	74.82	0.00	80.00	773	730	0.00	100.00	33.62	100.00	568,452	0
South Carolina	5	2,258,995	0.99	62.55	0.00	80.00	739	708	0.00	60.38	17.91	81.25	451,900	0
North Carolina	4	2,099,085	0.92	78.44	4.76	87.91	775	764	0.00	76.20	23.82	100.00	525,000	0
Maine	4	1,990,368	0.87	76.28	0.00	80.00	771	719	0.00	68.88	21.10	100.00	497,750	0
Oregon	4	1,979,726	0.87	71.76	0.00	80.00	769	734	0.00	76.61	25.84	100.00	495,572	1
Tennessee	3	1,462,000	0.64	80.00	0.00	80.00	746	717	40.36	100.00	0.00	100.00	487,333	0
Other	13	6,488,253	2.84	76.33	0.00	80.00	758	665	8.51	100.00	6.75	100.00	499,754	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

9. County Distribution

County Distribution	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
LOS ANGELES, CA	45	$22,009,108	9.64%	62.87%	0.20%	83.72%	756	658	15.95%	100.00%	32.39%	87.43%	$489,328	0
ORANGE, CA	32	15,826,849	6.93	62.55	0.00	80.00	752	632	21.81	89.82	38.80	90.65	494,852	1
SAN MATEO, CA	21	12,629,932	5.53	58.02	0.00	80.00	770	702	0.00	100.00	14.24	96.04	601,670	0
SANTA CLARA, CA	15	8,238,271	3.61	62.27	0.00	80.00	763	701	0.00	100.00	17.01	81.40	549,389	0
FAIRFAX, VA	16	7,559,271	3.31	66.94	1.25	90.00	751	684	5.55	100.00	38.44	100.00	473,011	1
SAN DIEGO, CA	10	5,144,939	2.25	63.30	0.00	80.00	765	644	30.79	100.00	30.61	100.00	514,762	1
KING, WA	11	4,789,797	2.10	67.62	0.00	80.00	745	649	10.06	88.74	0.00	88.74	435,750	1
MONTGOMERY, MD	10	4,705,030	2.06	71.96	0.00	80.00	757	684	8.08	100.00	16.15	100.00	470,870	1
SAN FRANCISCO, CA	9	4,559,513	2.00	60.45	0.00	80.00	740	711	0.00	100.00	12.06	72.53	507,206	0
ALAMEDA, CA	9	4,455,793	1.95	60.56	0.00	80.00	775	740	0.00	100.00	0.00	100.00	495,289	0
Other	284	138,425,853	60.62	69.73	0.33	90.00	756	636	13.74	91.93	24.99	94.85	487,742	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

10. Original LTV

Original LTV	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
20.01 - 25.00	5	$2,902,581	1.27%	22.43%	0.00%	24.25%	766	658	13.62%	100.00%	0.00%	100.00%	$580,906	1
25.01 - 30.00	5	2,463,448	1.08	28.17	0.00	29.50	774	719	20.28	100.00	20.28	100.00	492,888	0
30.01 - 35.00	7	3,190,159	1.40	32.17	0.00	34.28	783	747	0.00	100.00	12.18	84.33	455,865	0
35.01 - 40.00	7	3,410,827	1.49	38.33	0.00	39.93	762	722	0.00	100.00	10.62	100.00	487,769	1
40.01 - 45.00	16	7,666,274	3.36	42.41	0.00	44.90	744	680	7.01	86.29	28.05	100.00	479,532	0
45.01 - 50.00	19	9,726,022	4.26	48.03	0.00	50.00	770	691	0.00	95.37	35.15	90.20	512,430	1
50.01 - 55.00	34	15,964,378	6.99	52.54	0.00	55.00	755	632	16.56	97.35	31.20	97.35	469,807	0
55.01 - 60.00	36	18,219,510	7.98	57.53	0.00	60.00	755	655	12.70	96.91	42.95	100.00	506,340	0
60.01 - 65.00	41	20,086,632	8.80	62.61	0.00	64.97	742	668	16.75	97.26	46.55	100.00	490,199	0
65.01 - 70.00	64	32,555,202	14.26	68.15	0.00	70.00	744	636	14.13	95.36	39.89	91.05	508,929	0
70.01 - 75.00	52	24,792,924	10.86	73.14	0.00	75.00	749	642	25.32	94.44	31.77	90.46	477,150	1
75.01 - 80.00	169	84,491,347	37.00	79.57	0.00	80.00	765	639	9.29	91.25	8.30	91.35	500,277	1
80.01 - 85.00	2	919,415	0.40	83.63	12.00	83.72	785	783	0.00	100.00	0.00	100.00	460,000	1
85.01 - 90.00	5	1,955,635	0.86	89.57	25.00	90.00	755	729	18.64	100.00	0.00	62.28	391,382	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

W.A.: 67.06%

Lowest: 21.33%

Highest: 90.00%

11. Original Term

Original Term	Number Mortgage Loans	Aggregate Current Principal Balance	Percent Principal Balance	W.A. Original LTV	W.A. MI Coverage	Max Original LTV	W.A. FICO Score	Min. FICO Score	Percent Full Documentation	Percent Owner Occupied	Percent Cash-Out Refinance	Percent SFR or PUD	Average Original Principal Balance	W.A. Loan Age
235 - 240	10	$4,384,145	1.92%	66.97%	0.00%	80.00%	727	649	43.78%	90.55%	46.37%	100.00%	$438,932	1
295 - 300	8	3,710,343	1.62	60.64	0.00	80.00	720	632	49.09	86.97	48.68	100.00	464,232	1
355 - 360	444	220,249,868	96.46	67.17	0.27	90.00	758	636	11.40	94.36	24.07	93.10	496,367	1

Total:	462	$228,344,356	100.00%	67.06%	0.26%	90.00%	757	632	12.63%	94.17%	24.90%	93.34%	$494,567	1

W.A.: 356.7 months

Lowest: 240 months

Highest: 360 months